UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 26, 2019

QVC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38654	23-2414041
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1200 Wilson Drive

West Chester, Pennsylvania 19380

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Senior Secured Notes due 2067	QVCD	New York Stock Exchange
6.250% Senior Secured Notes due 2068	QVCC	New York Stock Exchange

Item 8.01.  Other Events.

On November 26, 2019, QVC, Inc. (“QVC”) entered into a second supplemental indenture (the “Supplemental Indenture”) with Affiliate Investment, Inc., Affiliate Relations Holdings, Inc., AMI 2, Inc., ER Marks, Inc., QVC Global Holdings I, Inc., QVC Global Holdings II, Inc., QVC Rocky Mount, Inc., QVC San Antonio, LLC,  QVC Deutschland GP, Inc., HSN, Inc., HSNi, LLC, HSN Holding LLC, AST Sub, Inc., Home Shopping Network En Espanol, L.L.C., Home Shopping Network En Espanol, L.P., H.O.T. Networks Holdings (Delaware) LLC, HSN of Nevada LLC, Ingenious Designs LLC, NLG Merger Corp., Ventana Television, Inc. and Ventana Television Holdings, Inc., as guarantors (together, the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), relating to the previously announced public offering of $435,000,000 aggregate principal amount of 6.250% Senior Secured Notes due 2068 (the “Notes”) at a price to the public of 100% of the face amount of the Notes.  QVC granted the Underwriters an option to acquire up to an additional $65,250,000 principal amount of the Notes to cover any over-allotments.  The Supplemental Indenture supplements the base indenture (the “Base Indenture”), dated as of September 13, 2018, by and among QVC, the guarantors named therein and the Trustee (the Base Indenture, as so supplemented, the “Indenture”).

The Notes were issued and sold pursuant to QVC’s Registration Statement on Form S-3 (File No. 333-233799), which became effective on October 3, 2019, and pursuant to a prospectus supplement dated November 19, 2019 to the prospectus dated October 3, 2019, filed by QVC with the Securities and Exchange Commission on November 21, 2019, pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

The Notes will bear interest at a rate of 6.250% per annum and will mature on November 26, 2068. Interest on the Notes will accrue from November 26, 2019 and will be payable quarterly, on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2019.

The Notes are secured by a first-priority perfected lien on the capital stock of QVC, which also secures QVC’s existing secured indebtedness and certain future indebtedness. The Notes are guaranteed by the Guarantors, which guarantee the borrowings under QVC’s existing secured indebtedness. The guarantees are the Guarantors’ senior unsecured obligations.

The foregoing description is qualified in its entirety by reference to the full text of the Indenture and the Notes, copies of which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1

Indenture, dated September 13, 2018, by and among QVC, Inc., as issuer, the guarantors named therein, and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Form 8-A, as filed on September 13, 2018)

4.2

Second Supplemental Indenture, dated November 26, 2019, by and among QVC, Inc., Affiliate Investment, Inc., Affiliate Relations Holdings, Inc., AMI 2, Inc., ER Marks, Inc., QVC Global Holdings I, Inc., QVC Global Holdings II, Inc., QVC Rocky Mount, Inc., QVC San Antonio, LLC, QVC Deutschland GP, Inc., HSN, Inc., HSNi, LLC, HSN Holding LLC, AST Sub, Inc., Home Shopping Network En Espanol, L.L.C., Home Shopping Network En Espanol, L.P., H.O.T. Networks Holdings (Delaware) LLC, HSN of Nevada LLC, Ingenious Designs LLC, NLG Merger Corp., Ventana Television, Inc., and Ventana Television Holdings, Inc., as guarantors, and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Form 8-A, as filed on November 26, 2019)

4.3	Form of 6.250% Senior Secured Notes due 2068 (incorporated herein by reference to Exhibit 4.3 to QVC, Inc.’s Form 8-A, as filed on November 26, 2019)

5.1	Opinion of Sherman & Howard L.L.C. as to the legality of the debt securities

5.2	Opinion of Womble Bond Dickinson (US) LLP

5.3	Opinion of Jackson Walker L.L.P.

8.1	Opinion of Sherman & Howard L.L.C. as to tax matters

23.1	Consent of Sherman & Howard L.L.C. (included in their opinions filed as Exhibits 5.1 and 8.1)

23.2	Consent of Womble Bond Dickinson (US) LLP (included in their opinion filed as Exhibit 5.2)

23.3	Consent of Jackson Walker L.L.P. (included in their opinion filed as Exhibit 5.3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2019

QVC, INC.

By:	/s/ John F. Misko
	Name:	John F. Misko
	Title:	Senior Vice President and Controller